                                         SEMIANNUAL REPORT
                                         APRIL 30, 2002

PRUDENTIAL
TAX-MANAGED EQUITY FUND

FUND TYPE
Large-capitalization stock

OBJECTIVE
Long-term after-tax growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                PRUDENTIAL (LOGO)

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Tax-Managed Equity Fund's (the Fund) investment objective is long-term after-tax growth of capital. In pursuing this objective, we normally invest at least 80% of the Fund's investable assets in common stocks and convertible preferred securities of large- and medium-size U.S. companies. The Fund attempts to provide after-tax returns that exceed those of the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) over the long term. Using quantitative investment strategies, we emphasize individual securities that we believe are likely to perform well. To manage risk and provide broad market participation at all times, we try to maintain the Fund's sector, industry, size, and security exposures close to those of the S&P 500 Index. There can be no assurance that the Fund will achieve its investment objective.

Sector Composition

    % of the
    Fund's     % of the
    Equity     S&P 500
    Assets*    Index*
    19.3%      19.2%    Financials
    15.9       13.7     Consumer Discretionary
    14.4       15.2     Information Technology
    15.1       14.3     Healthcare
    11.0       10.6     Industrials
     9.6        9.7     Consumer Staples
     6.0        7.0     Energy
     3.8        4.1     Telecommunication Svcs.
     2.4        3.3     Utilities
     2.5        2.9     Materials

*As of 4/30/02.

Ten Largest Holdings

Expressed as a percentage of the Fund's
equity assets as of 4/30/02
    2.7%   Exxon Mobil Corp.
           Petroleum & Coal
    2.7    General Electric Co.
           Industrial Conglomerates
    2.6    Pfizer, Inc.
           Pharmaceuticals
    2.5    Wal-Mart Stores, Inc.
           Multiline Retail
    2.4    Intel Corp.
           Semiconductors
    2.4    Microsoft Corp.
           Computer Software & Services
    2.1    Citigroup, Inc.
           Financial Services
    2.0    Johnson & Johnson
           Pharmaceuticals
    1.7    International Business Machines Corp.
           Computers
    1.7    Bank of America Corp.
           Banking

Holdings are subject to change.

                            www.prudential.com    (800) 225-1852

Semiannual Report    April 30, 2002

Cumulative Total Returns1                                 As of 4/30/02

                                     Six      One      Since
                                    Months    Year    Inception2
Class A                              3.53%   -13.23%    -6.20%
Class B                              3.26    -13.80     -8.20
Class C                              3.26    -13.80     -8.20
Class Z                              3.72    -12.96     -5.30
Lipper Large-Cap Core Funds Avg.3    1.79    -13.93     -9.95
S&P 500 Index4                       2.31    -12.62     -9.53

Average Annual Total Returns1                             As of 3/31/02

                     One      Since
                    Year    Inception2
    Class A        -6.33%     -2.13%
    Class B        -7.03      -1.83
    Class C        -4.08      -1.51
    Class Z        -1.09      -0.20

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception date: Class A, B, C, and Z, 3/3/99. 3 The Lipper
Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, and since-inception periods in the Lipper Large-Cap Core Funds category. Funds in the
Lipper Large-Cap Core Funds Average invest at least
75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index, have wide latitude in the companies in which they invest, and normally have an average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure. 4 The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.

Investors cannot invest directly in an index.

The returns for the Lipper Average and S&P 500 Index
would be lower if they included the effect of sales
charges or taxes.
                                                   1

PRUDENTIAL (LOGO)                      June 14, 2002

DEAR SHAREHOLDER,
In recent months, the environment for investing in the United States may well have taken a historic change for the better. On December 2, 2001, Enron
Corporation, a firm that had been widely admired for its rapid growth and innovative business practices, filed for bankruptcy. Even though this was the largest bankruptcy in U.S. history, many of the expected safeguards of shareholders' interests disappointed us. As a result, many companies have been making changes to better protect investors' interests.

These changes include voluntary separation of services that could cause conflicts of interest, trends toward more objective corporate boards, more detailed and revealing disclosure in corporate financial reports, an emphasis on stronger corporate balance sheets (less reliance on complicated financing arrangements), and a generally more critical view of ambitious profit projections. The underlying framework for investing was generally sound. These changes will strengthen it further.

In the following pages, the adviser of the Prudential
Tax-Managed Equity Fund describes the strategies that led to their outperformance of both the S&P 500 Index and the Lipper Large-Cap Core Funds Average over the
Fund's six-month reporting period.

Sincerely,


David R. Odenath, Jr., President
Prudential Tax-Managed Funds/Prudential Tax-Managed
Equity Fund

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Semiannual Report    April 30, 2002

INVESTMENT ADVISER'S REPORT

OUR QUANTITATIVE TAX-MANAGED INVESTMENT DISCIPLINE
Limiting Risk Exposures. Our definition of success is an after-tax return that is better over the long-term than the overall market, as measured by the S&P 500
Index, with comparable risk. We try to be like the Index, only slightly better. The Prudential Tax-
Managed Equity Fund is managed to reduce the risk of a large deviation in return from the Fund's S&P 500
Index benchmark, while also increasing the likelihood that its performance will be better than the Index's.

We classify the market into a number of economic sectors and allow only small deviations from the benchmark S&P 500 Index weights in each sector. We also limit exposure to other risk factors, including industry, market capitalization, and growth or value
"styles." When such deviations do occur, it is not because we decide that a particular industry or capitalization group will outperform (or underperform) others. Rather, the deviations are the product of our assessments of the investment prospects of individual stocks, not groups of stock. Within fairly tight constraints, weightings of individual stocks can lead to an overweight or underweight in some risk categories. We expect that the variations from the Index on these risk factors will have a relatively small impact on the Fund's return, as opposed to the impact of our individual stock selections.

HOW WE SELECT STOCKS. Our primary objective is to add value through judiciously chosen individual securities.
Usually, stocks of both fast-growing and slow-growing companies (the latter are often called value stocks) are represented in our portfolio. We have found that no single group of selection criteria identifies winners and losers equally well within each style.
Consequently, we apply different selection criteria to growth and value stocks.

Research suggests that investors tend to
overemphasize recent news while neglecting longer-
term trends. So among slow-growing stocks, we tend to
buy and hold shares in companies that become
underpriced relative to their
                                                    3

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Holdings expressed as a percentage of the Fund's equity assets

Comments on Largest Holdings As of 4/30/02
------------------------------------------

  % of the
  Fund's   % of the
  Equity   S&P 500
  Assets    Index
    2.7%    2.8%    Exxon Mobil Corp./Petroleum & Coal
                    We held a neutral position in this large energy-related firm. Although relatively cheap, there had been downward changes to its earnings forecasts.
                    These two factors tended to offset each other, leaving the stock near neutral. We held it for risk-control purposes.

    2.7     3.2     General Electric Co./Industrial Conglomerates
                    We held less of this large, broadly diversified company relative to its importance in the S&P 500.
                    Sliding earnings forecasts, a steep valuation, insider selling, and questionable earnings quality combined to make this a relatively unattractive stock. Although we find it unattractive, we maintain some exposure to the company to limit the Fund's performance deviations from the S&P 500.

    2.6     2.3     Pfizer, Inc./Pharmaceuticals
                    We hold a slight overweight relative to this healthcare company's weight in the S&P 500
                    Index. Although its earnings forecasts
                    are declining, its valuations are reasonable relative to its peers and its earnings quality is slightly above average.

    2.5     2.5     Wal-Mart Stores, Inc./Multiline Retail
                    Wal-Mart is held near neutral because its expensive valuation offsets its improving earnings forecasts.
                    Because of these contradictory signals, we keep this retailer near its market value in the S&P 500.

    2.4     2.0     Intel Corp./Semiconductors
                    Although insiders have been selling shares in this major chip manufacturer, its rising earnings forecasts, reasonable valuations, and strong earnings quality combine to make it an attractive stock.
                    Consequently, we are emphasizing it relative to its weighting in the S&P 500.

                    Holdings are subject to change.

                                     www.prudential.com   (800) 225-1852

Semiannual Report    April 30, 2002

earnings or book value. We do this in the belief that the market has overreacted to past disappointments from these firms. We buy slow-growth stocks with the intention of holding them until they have reached their fair value. Even though earnings may grow slowly for these firms, we believe that the shares have good prospects for capital appreciation should prices move toward intrinsic value.

Among stocks in rapidly growing companies however, both theory and practice suggest that investors' overconfidence slows their response to news about future growth. We try to emphasize stocks of companies that have had positive news about their future prospects, in the belief that the market will eventually follow. We hold these stocks until negative news calls into question the firm's ability to sustain profitable future growth. In contrast to value stocks, we de-emphasize price, since low prices do not necessarily make attractive growth stocks.

TAX MANAGEMENT. The changes in market value of stocks in our portfolio affect our net asset value and our return, but have no tax consequences until the gain or loss is locked in by the sale of the shares. This is called "realizing" the gain or loss.

We review our portfolio daily for stocks that have fallen in value. When appropriate, we may sell some of these shares to realize capital losses and search for stocks with a similar risk profile to purchase as a substitute. We try to maintain a tax-loss carry-forward--a net realized loss that can be subtracted from future gains. Cumulative tax loses exceeded 10% of the Fund's net asset value at the end of this reporting period.

ANALYSIS OF THE PERIOD'S RETURN
MARKET ENVIRONMENT. The return on the S&P 500 Index is the largest single factor determining the Fund's return. We discuss the reasons the Fund outperformed the Index in the next section of this report.

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Semiannual Report    April 30, 2002

The U.S. stock market, as measured by the S&P 500
Index, rose nearly 20% from a low on September 21, 2001, through the end of the year. In part, this represented a reversal of investors' overreaction to the dramatic events of September 11. However, just as important a factor was investors' anticipation of the rebound in the overall economy that would occur in the first quarter of 2002. When that quarter came, gross domestic product (GDP) climbed 2.9 percentage points faster than it had in the first quarter of 2001.

This rise took place during the dramatic collapse of the major energy-trading firm Enron, which culminated in its bankruptcy on December 2. Questions regarding the integrity of Enron's financial statements led to a broad reassessment of accounting practices, including potential conflicts of interest between the auditing and consulting arms of accounting firms. This, in turn, precipitated a host of financial report restatements and dramatic changes in the share prices of some stocks.

Although important for some securities, these events did not, in our view, influence the overall course of the stock market in early 2002. Rather, a tepid recovery in the face of expected interest rate increases, fragile earnings, and relatively high stock valuations (share prices in relation to companies' profitability and book value), caused the rally that started in September 2001 to falter in the early days of 2002. The return on the S&P 500 Index over the entire six-month reporting period was a modest 2.3%.

Within the S&P 500 Index, the strongest sectors were materials, consumer staples, and consumer discretionary. Sustained consumer spending drove up stocks in industries such as home building, hotels, and casinos and gaming to very high gains, while the prospect of a quick economic recovery was the attraction in the materials sector. Both metals and mining (which led the sector) and steel climbed steadily through most of the period. The materials sector often signals an improving economy because there is a direct connection between economic activity and raw material use. However, tariffs imposed on imported steel also boosted domestic prices.

                                   www.prudential.com    (800) 225-1852

The financial sector finished slightly below the three leading sectors, but still had a sound performance, with strong contributions from its consumer finance, bank, life and health insurance, and property and casualty insurance components. The consumer finance companies benefited from the same factors that drove the two consumer sectors, while the insurance gains primarily reflected rising insurance prices.

At the other end of the return spectrum, the largest decline of the period was suffered by the telecommunication services sector, pulled down by poorly performing wireless services stocks. After wireless companies invested heavily in licenses and hardware, they suffered from slow consumer demand for their new, more expensive services. Recently, some companies reported slowing subscriber growth and lower average revenue from new subscribers than from old. However, the wireless companies are drawing business from long-distance providers, which exacerbated the competition in that already competitive industry.

The more moderate decline of the information technology sector index was in part the result of the continuing steep drop of its telecommunications equipment component and the slower, but still significant, fall of its networking equipment component. The healthcare sector was pulled down somewhat by the decline of pharmaceutical stocks, which were relatively expensive because they had outperformed when the overall market was dropping.
Moreover, there was a spate of delays of approvals for drugs that had been expected to reach the market soon, and pricing pressure on older drugs from manufacturers of generics that was increasing.

THE FUND'S PERFORMANCE. Over the last six months, the largest contribution to the Fund's outperformance was good stock selection within the consumer discretionary sector. The Fund benefited by holding
Mandalay Resort Group, which was not in the Index, and overweightings in Carnival, Sears, Kohl's, Pulte
Homes, General Motors, Lowe's, and Home Depot. The
Fund also benefited from underweighting AOL.

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Semiannual Report    April 30, 2002

Good stock selection within the industrial sector, where the Fund underweighted Tyco International, also helped performance. This underweighting made, by far, the largest contribution of any individual stock to the Fund's return for the period. After Enron, Tyco received the most negative publicity during the period.
It was hurt, in large part, by the perception that it had overly aggressive accounting practices, and by allegations about the company's officers. We underweighted it (relative to the Index) because our models indicated that the quality of its earnings was questionable and because insiders had been selling their shares. The Fund also benefited by overweighting
Goodrich and by holding Apollo Group, which was not in the Index.

Good stock selection within the financials sector, where the Fund had overweighted the bank stocks--
Golden West Financial, Wachovia, Washington Mutual, and Bank of America--also helped performance. The Fund benefited by holding Astoria Financial and Fidelity
National Financial, which were not in the Index.

Poor stock selection within the utilities sector partially offset these positive contributions. Among utility stocks, the Fund had overweighted Mirant, Williams Companies and Calpine.

Prudential Tax-Managed Equity Fund Management Team

                                           SEMIANNUAL REPORT
                                           APRIL 30, 2002

PRUDENTIAL
TAX-MANAGED EQUITY FUND


                                           FINANCIAL STATEMENTS

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  100.0%
COMMON STOCKS  100.0%
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY  15.9%
Auto & Truck  1.8%
     2,800   BorgWarner, Inc.                                        $      174,944
     4,300   Cooper Tire & Rubber Co.                                       106,640
    35,500   General Motors Corp.                                         2,277,325
    27,900   Harley-Davidson, Inc.                                        1,478,421
     4,800   Johnson Controls, Inc.                                         414,000
    11,300   Lear Corp.(a)                                                  580,933
    16,200   Visteon Corp.                                                  250,128
                                                                     --------------
                                                                          5,282,391
-------------------------------------------------------------------------------------
Consumer Products  1.9%
    47,400   American Greetings Corp.                                       841,350
     5,600   Maytag Corp.                                                   258,440
    18,800   NIKE, Inc.                                                   1,002,604
    27,400   Pennzoil-Quaker State Co.                                      592,114
    28,900   Reebok International, Ltd.(a)                                  799,085
    16,900   Sherwin-Williams Co. (The)                                     519,337
    10,900   V.F. Corp.                                                     477,093
    13,500   Whirlpool Corp.                                              1,011,825
                                                                     --------------
                                                                          5,501,848
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure  2.0%
     7,900   Bob Evans Farms, Inc.                                          240,160
    55,100   Carnival Corp.                                               1,835,381
     1,800   CBRL Group, Inc.                                                54,630
     8,100   Harrah's Entertainment, Inc.(a)                                398,196
     6,800   International Game Technology(a)                               428,060
     5,000   International Speedway Corp. (Class A)                         215,000
    39,000   Mandalay Resort Group(a)                                     1,398,540

    10                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     3,600   McDonald's Corp.                                        $      102,240
    18,600   Tricon Global Restaurants, Inc.(a)                           1,172,916
                                                                     --------------
                                                                          5,845,123
-------------------------------------------------------------------------------------
Housing Construction  0.3%
    15,300   Pulte Homes, Inc.                                              813,960
-------------------------------------------------------------------------------------
Media  3.0%
    62,050   AOL Time Warner, Inc.(a)                                     1,180,191
    28,400   Clear Channel Communications, Inc.(a)                        1,333,380
    18,000   Catalina Marketing Corp.(a)                                    631,620
    17,600   Comcast Corp. (Class A)(a)                                     470,800
    67,900   Disney (Walt) Co.                                            1,573,922
    16,600   Gannett Co., Inc.                                            1,216,780
     2,000   New York Times Co. (Class A)                                    93,120
     6,900   Omnicom Group, Inc.                                            601,956
     1,900   Tribune Co.                                                     83,923
    38,300   Viacom, Inc. (Class B)(a)                                    1,803,930
                                                                     --------------
                                                                          8,989,622
-------------------------------------------------------------------------------------
Multiline Retail  4.2%
    11,200   99 Cents Only Stores(a)                                        348,096
     3,300   Costco Wholesale Corp.(a)                                      132,660
    14,900   Federated Department Stores, Inc.(a)                           591,977
    24,900   Kohl's Corp.(a)                                              1,835,130
     4,900   May Department Stores Co. (The)                                169,932
    41,500   Sears, Roebuck & Co.                                         2,189,125
   132,300   Wal-Mart Stores, Inc.                                        7,390,278
                                                                     --------------
                                                                         12,657,198
-------------------------------------------------------------------------------------
Specialty Retail  2.7%
    11,300   AutoZone, Inc.(a)                                              858,800
     7,000   Best Buy Co., Inc.(a)                                          520,450
    77,100   Home Depot, Inc.                                             3,575,127
    71,000   Lowe's Companies, Inc.                                       3,002,590
                                                                     --------------
                                                                          7,956,967

    See Notes to Financial Statements                                     11

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
CONSUMER STAPLES  9.6%
Beverages  3.4%
    28,200   Anheuser-Busch Cos., Inc.                               $    1,494,600
    64,200   Coca-Cola Co.                                                3,563,742
    70,900   Pepsi Bottling Group, Inc. (The)                             2,030,576
     8,700   PepsiAmericas, Inc.                                            132,675
    54,160   PepsiCo, Inc.                                                2,810,904
                                                                     --------------
                                                                         10,032,497
-------------------------------------------------------------------------------------
Cosmetics & Soaps  2.6%
    23,000   Clorox Co. (The)                                             1,017,750
    18,100   Colgate-Palmolive Co.                                          959,481
    34,200   Kimberly-Clark Corp.                                         2,227,104
    39,400   Procter & Gamble Co.                                         3,556,244
                                                                     --------------
                                                                          7,760,579
-------------------------------------------------------------------------------------
Food & Drug Retailing  1.5%
     8,200   Albertson's, Inc.                                              275,028
    41,000   Kroger Co. (The)(a)                                            933,570
    44,200   Safeway, Inc.(a)                                             1,854,190
    22,100   SYSCO Corp.                                                    641,121
    40,000   Winn-Dixie Stores, Inc.                                        694,000
                                                                     --------------
                                                                          4,397,909
-------------------------------------------------------------------------------------
Food Products  0.8%
    13,977   Archer-Daniels-Midland Co.                                     185,475
    14,500   Kellogg Co.                                                    520,840
    18,800   Sara Lee Corp.                                                 398,184
    34,810   Tyson Foods, Inc.                                              488,036
    14,000   Unilever NV (Netherlands)                                      905,800
                                                                     --------------
                                                                          2,498,335
-------------------------------------------------------------------------------------
Tobacco  1.3%
    57,900   Philip Morris Companies, Inc.                                3,151,497
     9,500   R.J. Reynolds Tobacco Holdings, Inc.                           657,400
                                                                     --------------
                                                                          3,808,897

    12                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
ENERGY  6.0%
Oil & Gas Exploration/Production  0.9%
    21,200   Anadarko Petroleum Corp.                                $    1,140,984
     1,500   CMS Energy Corp.                                                29,040
    33,749   Conoco, Inc.                                                   946,659
     6,000   Marathon Oil Corp.                                             174,360
     2,500   Nabors Industries, Inc(a)                                      113,875
     4,600   Noble Drilling Corp.(a)                                        199,410
                                                                     --------------
                                                                          2,604,328
-------------------------------------------------------------------------------------
Petroleum & Coal  5.1%
    36,211   ChevronTexaco Corp.                                          3,139,856
   202,206   Exxon Mobil Corp.                                            8,122,615
    77,200   Royal Dutch Petroleum Co.                                    4,034,472
                                                                     --------------
                                                                         15,296,943
-------------------------------------------------------------------------------------
FINANCIALS  19.3%
Banking  5.5%
    56,500   Astoria Financial Corp.                                      1,813,085
    69,300   Bank of America Corp.                                        5,022,864
    47,430   FleetBoston Financial Corp.                                  1,674,279
    30,600   Golden West Financial Corp.                                  2,092,734
     5,800   GreenPoint Financial Corp.                                     286,810
     8,100   KeyCorp                                                        227,691
    18,600   PNC Financial Services Group                                 1,025,790
     9,900   SouthTrust Corp.                                               264,132
     2,700   SunTrust Banks, Inc.                                           183,546
    83,391   U.S. Bancorp                                                 1,976,367
    35,800   Wells Fargo & Co.                                            1,831,170
                                                                     --------------
                                                                         16,398,468
-------------------------------------------------------------------------------------
Financial Services  10.1%
     1,700   Bank One Corp.                                                  69,479
   145,900   Citigroup, Inc.                                              6,317,470
     9,100   Countrywide Credit Industries, Inc.                            425,061
    20,900   Deluxe Corp.                                                   917,092
    23,600   E*TRADE Group, Inc.(a)                                         177,944

    See Notes to Financial Statements                                     13

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    37,900   Federal National Mortgage Association                   $    2,991,447
    35,400   Freddie Mac                                                  2,313,390
     2,100   GTECH Holdings Corp.(a)                                        125,811
    20,800   Household Int'l., Inc.                                       1,212,432
    28,300   IndyMac Bancorp, Inc.(a)                                       714,575
    45,780   J.P. Morgan Chase & Co.                                      1,606,878
    47,500   John Hancock Financial Services, Inc.                        1,833,500
    30,300   Lehman Brothers Holdings, Inc.                               1,787,700
       300   MBIA, Inc.                                                      16,179
    22,000   Merrill Lynch & Co., Inc.                                      922,680
     1,600   MGIC Investment Corp.                                          114,176
    44,200   Morgan Stanley Dean Witter & Co.                             2,109,224
    44,700   National City Corp.                                          1,394,640
     7,100   State Street Corp.                                             362,881
    56,100   Wachovia Corp.                                               2,134,044
    56,575   Washington Mutual, Inc.                                      2,134,575
     6,900   Webster Financial Corp.                                        273,447
                                                                     --------------
                                                                         29,954,625
-------------------------------------------------------------------------------------
Insurance  3.6%
    16,000   Allstate Corp.                                                 635,840
     3,100   American Financial Group, Inc.                                  92,039
    57,796   American Int'l. Group, Inc.                                  3,994,859
    10,400   Aon Corp.                                                      371,592
    33,200   Fidelity National Financial, Inc.                            1,024,220
     4,400   Hartford Financial Services Group, Inc.                        304,920
    17,100   Loews Corp.                                                  1,025,145
     5,500   Marsh & McLennan Co., Inc.                                     555,940
    57,300   MetLife, Inc.                                                1,956,222
    17,300   Old Republic Int'l. Corp.                                      574,879
     1,100   Torchmark Corp.                                                 44,979
                                                                     --------------
                                                                         10,580,635
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.1%
    10,700   Equity Office Properties Trust                                 306,341

    14                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
HEALTH CARE  15.1%
Biotechnology  1.2
    29,800   Amgen, Inc.(a)                                          $    1,575,824
    75,900   Immunex Corp.(a)                                             2,059,926
                                                                     --------------
                                                                          3,635,750
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  2.4%
    22,900   Baxter Int'l., Inc.                                          1,303,010
     4,700   Becton, Dickinson & Co.                                        174,699
     8,700   C.R. Bard, Inc.                                                477,978
    48,400   Guidant Corp.(a)                                             1,819,840
       200   Hillenbrand Industries, Inc.                                    12,920
    20,200   Medtronic, Inc.                                                902,738
       800   St. Jude Medical, Inc.(a)                                       66,568
    13,600   STERIS Corp.(a)                                                301,240
    37,000   Stryker Corp.                                                1,979,870
     1,440   Zimmer Holdings, Inc.(a)                                        49,982
                                                                     --------------
                                                                          7,088,845
-------------------------------------------------------------------------------------
Health Care Provider & Services  2.4%
     3,100   Aetna, Inc.                                                    147,560
       600   AmerisourceBergen Corp.                                         46,500
     6,800   Cardinal Health, Inc.                                          470,900
       700   CIGNA Corp.                                                     76,300
    13,200   Express Scripts, Inc.(a)                                       834,372
    29,900   HCA, Inc.                                                    1,428,921
     4,000   LifePoint Hospitals, Inc.(a)                                   168,000
    34,900   McKesson Corp.                                               1,409,611
     2,400   Quest Diagnostics, Inc.(a)                                     220,632
    16,200   Tenet Healthcare Corp.(a)                                    1,188,594
    10,200   UnitedHealth Group, Inc.                                       895,662
     2,000   Universal Health Services, Inc. (Class B)(a)                    93,100
       400   Wellpoint Health Networks, Inc.(a)                              30,032
                                                                     --------------
                                                                          7,010,184
-------------------------------------------------------------------------------------
Pharmaceuticals  9.1%
    30,500   Abbott Laboratories                                          1,645,475
    17,300   Allergan, Inc.                                               1,140,243

    See Notes to Financial Statements                                     15

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    38,700   Bristol-Myers Squibb Co.                                $    1,114,560
    93,344   Johnson & Johnson                                            5,960,948
    21,300   Lilly Eli & Co.                                              1,406,865
    59,100   Merck & Co., Inc.                                            3,211,494
    23,300   Mylan Laboratories, Inc.                                       616,984
   215,475   Pfizer, Inc.                                                 7,832,517
    22,600   Pharmacia Corp.                                                931,798
    47,300   Schering-Plough Corp.                                        1,291,290
    33,900   Wyeth                                                        1,932,300
                                                                     --------------
                                                                         27,084,474
-------------------------------------------------------------------------------------
INDUSTRIALS  11.0%
Aerospace/Defense  3.2%
    24,800   Boeing Co.                                                   1,106,080
    14,500   General Dynamics Corp.                                       1,407,805
    45,000   Goodrich Corp.                                               1,436,400
    28,550   Honeywell International, Inc.                                1,047,214
    24,000   Lockheed Martin Corp.                                        1,509,600
     3,800   Northrop Grumman Corp.                                         458,508
     9,300   TRW, Inc.                                                      511,779
    29,300   United Technologies Corp.                                    2,055,981
                                                                     --------------
                                                                          9,533,367
-------------------------------------------------------------------------------------
Building Products  0.2%
    22,500   Masco Corp.                                                    632,250
-------------------------------------------------------------------------------------
Business Services  1.1%
    24,825   Apollo Group, Inc. (Class A)(a)                                951,791
    79,700   Cendant Corp.(a)                                             1,433,803
    17,200   Convergys Corp.(a)                                             475,924
     6,800   Pitney Bowes, Inc.                                             286,280
     2,200   Sabre Holdings Corp.(a)                                        102,300
     1,000   Sylvan Learning Systems, Inc.(a)                                27,600
                                                                     --------------
                                                                          3,277,698
-------------------------------------------------------------------------------------
Data Processing/Management  1.0%
    50,000   Acxiom Corp.(a)                                                831,500

    16                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    25,900   Automatic Data Processing, Inc.                         $    1,316,756
    10,300   First Data Corp.                                               818,747
                                                                     --------------
                                                                          2,967,003
-------------------------------------------------------------------------------------
Electrical Equipment  0.8%
     8,400   Acuity Brands, Inc.                                            155,820
    21,400   Emerson Electric Co.                                         1,142,546
    23,900   Energizer Holdings, Inc.(a)                                    571,210
     6,300   Rockwell Automation, Inc.                                      135,261
     7,500   Tecumseh Products Co.                                          389,700
                                                                     --------------
                                                                          2,394,537
-------------------------------------------------------------------------------------
Financial/Business Services  0.3%
    21,600   Block (H&R), Inc.                                              866,592
-------------------------------------------------------------------------------------
Industrial Conglomerates  3.1%
   252,200   General Electric Co.                                         7,956,910
     7,400   3M Co.                                                         930,920
    10,400   Tyco International Ltd.                                        191,880
                                                                     --------------
                                                                          9,079,710
-------------------------------------------------------------------------------------
Machinery  0.3%
     9,300   Illinois Tool Works, Inc.                                      670,530
     2,700   ITT Industries, Inc.                                           188,622
                                                                     --------------
                                                                            859,152
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  0.3%
    23,500   Allied Waste Industries, Inc.(a)                               285,290
     3,800   Hon Industries, Inc.                                           113,696
     5,000   Precision Castparts Corp.                                      176,850
     5,600   Republic Services, Inc.(a)                                     110,880
    13,100   Waste Management, Inc.                                         345,054
                                                                     --------------
                                                                          1,031,770
-------------------------------------------------------------------------------------
Railroads  0.6%
    17,300   Burlington Northern Santa Fe Corp.                             475,577
    24,000   Union Pacific Corp.                                          1,363,200
                                                                     --------------
                                                                          1,838,777

    See Notes to Financial Statements                                     17

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Transportation  0.1%
     5,500   FedEx Corp.(a)                                          $      284,185
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY  14.4%
Communications Equipment  2.2%
   322,100   Cisco Systems, Inc.(a)                                       4,718,765
    13,600   Motorola, Inc.                                                 209,440
     7,600   Plantronics, Inc.(a)                                           160,056
    58,800   Powerwave Technologies, Inc.(a)                                702,072
     5,700   QUALCOMM, Inc.(a)                                              171,912
    23,600   Scientific- Atlanta, Inc.                                      472,000
                                                                     --------------
                                                                          6,434,245
-------------------------------------------------------------------------------------
Computers  3.5%
    21,800   Apple Computer, Inc.(a)                                        529,086
     3,400   Compaq Computer Corp.                                           34,510
    80,200   Dell Computer Corp.(a)                                       2,112,468
   148,300   Hewlett-Packard Co.                                          2,535,930
    60,800   International Business Machines Corp.                        5,092,608
                                                                     --------------
                                                                         10,304,602
-------------------------------------------------------------------------------------
Computer Software & Services  4.2%
    13,300   Autodesk, Inc.                                                 244,587
     4,000   CheckFree Corp.(a)                                              81,440
    35,200   Electronic Data Systems Corp.                                1,909,952
    15,400   Intuit, Inc.(a)                                                603,372
    31,000   Mercury Interactive Corp.(a)                                 1,155,370
   134,200   Microsoft Corp.(a)                                           7,013,292
    15,300   NCR Corp.(a)                                                   594,558
    65,800   Oracle Corp.(a)                                                660,632
     4,000   Siebel Systems, Inc.(a)                                         96,760
     1,400   Storage Technology Corp.(a)                                     28,812
     3,900   Sybase, Inc.(a)                                                 54,834
                                                                     --------------
                                                                         12,443,609
-------------------------------------------------------------------------------------
Electronic Components  1.7%
       600   Micron Technology, Inc.(a)                                      14,220

    18                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    19,500   NVIDIA Corp.(a)                                         $      678,795
    13,700   QLogic Corp.(a)                                                626,227
     6,500   RF Micro Devices, Inc.(a)                                      113,100
    75,500   Texas Instruments, Inc.                                      2,335,215
    14,300   Thermo Electron Corp.(a)                                       270,270
    27,900   Xilinx, Inc.(a)                                              1,053,504
                                                                     --------------
                                                                          5,091,331
-------------------------------------------------------------------------------------
Semiconductors  2.8%
     4,800   Agilent Technologies, Inc.(a)                                  144,240
    43,300   Altera Corp.(a)                                                890,248
     2,400   Applied Materials, Inc.(a)                                      58,368
   253,400   Intel Corp.                                                  7,249,774
       400   KLA-Tencor Corp.(a)                                             23,588
     1,000   Semtech Corp.(a)                                                31,980
                                                                     --------------
                                                                          8,398,198
-------------------------------------------------------------------------------------
MATERIALS  2.5%
Containers & Packaging  0.4%
    26,200   Ball Corp.                                                   1,245,810
-------------------------------------------------------------------------------------
Chemicals  1.0%
    11,000   Air Products & Chemicals, Inc.                                 528,550
     5,400   Ashland, Inc.                                                  220,482
     1,500   E.I. du Pont de Nemours & Co.                                   66,750
     9,400   FMC Corp.(a)                                                   363,780
    25,700   Hercules, Inc.(a)                                              313,540
    27,700   International Flavors & Fragrances, Inc.                       891,940
     9,400   Sigma-Aldrich Corp.                                            445,372
                                                                     --------------
                                                                          2,830,414
-------------------------------------------------------------------------------------
Metals & Mining  0.9%
    11,700   Alcan, Inc.                                                    428,571
    18,300   Alcoa, Inc.                                                    622,749
    60,300   Newmont Mining Corp.                                         1,719,153
                                                                     --------------
                                                                          2,770,473

    See Notes to Financial Statements                                     19

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Paper & Packaging  0.2%
    17,300   Georgia-Pacific Corp.                                   $      501,354
     3,100   Longview Fibre Co.                                              31,155
     7,500   Pactiv Corp.(a)                                                155,025
                                                                     --------------
                                                                            687,534
-------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES  3.8%
Diversified Telecommunication Services  3.1%
     4,800   ALLTEL Corp.                                                   237,600
    12,900   AT&T Corp.                                                     169,248
    46,000   BellSouth Corp.                                              1,396,100
    24,800   CenturyTel, Inc.                                               686,960
    85,044   SBC Communications, Inc.                                     2,641,467
    90,400   Sprint Corp. (Fon Group)                                     1,432,840
    64,396   Verizon Communications, Inc.                                 2,582,923
                                                                     --------------
                                                                          9,147,138
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.7%
   220,681   AT&T Wireless Services, Inc.(a)                              1,975,095
-------------------------------------------------------------------------------------
UTILITIES  2.4%
Gas Utilities  0.3%
    16,248   El Paso Corp.                                                  649,920
    15,500   Sempra Energy                                                  396,335
                                                                     --------------
                                                                          1,046,255
-------------------------------------------------------------------------------------
Electric Utilities  1.9%
     3,500   Allegheny Energy, Inc.                                         146,720
     9,200   American Electric Power Co., Inc.                              421,360
     4,900   Constellation Energy Group, Inc.                               156,408
     2,100   Dominion Resources, Inc.                                       139,482
    16,600   Entergy Corp.                                                  770,240
    14,700   Exelon Corp.                                                   798,210
    21,884   FirstEnergy Corp.                                              728,737
     6,400   Pinnacle West Capital Corp.                                    280,448
    17,400   PNM Resources, Inc.                                            504,600
    10,200   Reliant Energy, Inc.                                           258,876
    15,000   TXU Corp.                                                      816,300

    20                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     4,700   Wisconsin Energy Corp.                                  $      122,200
    20,900   Xcel Energy, Inc.                                              531,487
                                                                     --------------
                                                                          5,675,068
                                                                     --------------
-------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power  0.2%
    14,100   Duke Energy Co.                                                540,453
         1   Mirant Corp.(a)                                                     12
                                                                     --------------
                                                                            540,465
                                                                     --------------
             Total long-term investments (cost $273,508,584)            296,861,197
                                                                     --------------
SHORT-TERM INVESTMENTS  0.1%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement
$      219   Joint Repurchase Agreement Account,
              1.93%, 5/1/02
              (cost $219,000; Note 6)                                       219,000
                                                                     --------------
             Total Investments  100.1%
              (cost $273,727,584; Note 5)                               297,080,197
             Liabilities in excess of other assets  (0.1%)                 (326,972)
                                                                     --------------
             Net Assets  100%                                        $  296,753,225
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
NV--Naamlooze Vennootschap (Dutch Corporation).

    See Notes to Financial Statements                                     21

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   April 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $273,727,584)                           $297,080,197
Cash                                                                         812
Receivable for investments sold                                        2,520,032
Receivable for Fund shares sold                                          457,013
Dividends and interest receivable                                        188,552
Deferred expenses and other assets                                         1,171
                                                                  ----------------
      Total assets                                                   300,247,777
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                      1,775,696
Payable for Fund shares reacquired                                     1,117,433
Accrued expenses and other liabilities                                   236,209
Distribution fee payable                                                 200,621
Management fee payable                                                   164,505
Deferred trustees' fees                                                       88
                                                                  ----------------
      Total liabilities                                                3,494,552
                                                                  ----------------
NET ASSETS                                                          $296,753,225
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     32,142
   Paid-in capital in excess of par                                  338,923,188
                                                                  ----------------
                                                                     338,955,330
   Net investment loss                                                  (611,905)
   Accumulated net realized loss on investments                      (64,942,813)
   Net unrealized appreciation on investments                         23,352,613
                                                                  ----------------
Net assets, April 30, 2002                                          $296,753,225
                                                                  ----------------
                                                                  ----------------

    22                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   April 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($65,936,001 / 7,026,159 shares of beneficial interest
      issued and outstanding)                                               $9.38
   Maximum sales charge (5% of offering price)                                .49
                                                                  ----------------
   Maximum offering price to public                                         $9.87
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($139,681,196 / 15,223,688 shares of beneficial
      interest
      issued and outstanding)                                               $9.18
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($79,241,962 / 8,636,582 shares of beneficial interest
      issued and outstanding)                                               $9.18
   Maximum sales charge (1% of offering price)                                .09
                                                                  ----------------
   Offering price to public                                                 $9.27
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share($11,894,066 / 1,255,884 shares of beneficial interest
      issued and outstanding)                                               $9.47
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     23

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $1,722)          $    2,130,514
   Interest                                                                 3,835
                                                                  ----------------
      Total income                                                      2,134,349
                                                                  ----------------
Expenses
   Management fee                                                       1,035,630
   Distribution fee--Class A                                               87,013
   Distribution fee--Class B                                              746,635
   Distribution fee--Class C                                              430,651
   Transfer agent's fees and expenses                                     164,000
   Reports to shareholders                                                 99,000
   Custodian's fees and expenses                                           69,000
   Registration fees                                                       62,000
   Legal fees and expenses                                                 25,000
   Audit fee                                                               13,000
   Trustees' fees                                                           7,000
   Miscellaneous                                                            6,680
                                                                  ----------------
      Total operating expenses                                          2,745,609
   Loan interest expense (Note 2)                                             645
                                                                  ----------------
      Total expenses                                                    2,746,254
                                                                  ----------------
Net investment loss                                                      (611,905)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                           (3,561,158)
Net change in unrealized appreciation on investments                   15,434,153
                                                                  ----------------
Net gain on investments                                                11,872,995
                                                                  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   11,261,090
                                                                  ----------------
                                                                  ----------------

    24                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months            Year
                                                      Ended              Ended
                                                  April 30, 2002    October 31, 2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                             $    (611,905)    $   (1,575,009)
   Net realized loss on investments                   (3,561,158)       (38,635,197)
   Net change in unrealized
      appreciation/depreciation on investments        15,434,153        (86,655,790)
                                                  --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                       11,261,090       (126,865,996)
                                                  --------------    ----------------
Fund share transactions (net of share
   conversion)
   (Note 7)
   Net proceeds from shares sold                      18,441,158         87,102,095
   Cost of shares reacquired                         (46,065,039)      (104,226,298)
                                                  --------------    ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                        (27,623,881)       (17,124,203)
                                                  --------------    ----------------
Total decrease                                       (16,362,791)      (143,990,199)
NET ASSETS
Beginning of period                                  313,116,016        457,106,215
                                                  --------------    ----------------
End of period                                      $ 296,753,225     $  313,116,016
                                                  --------------    ----------------
                                                  --------------    ----------------

    See Notes to Financial Statements                                     25

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited)

      Prudential Tax-Managed Equity Fund (the 'Fund') is a series of Prudential Tax-Managed Funds (the 'Trust'), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust was incorporated as a business trust in Delaware on September 18, 1998. The Fund had no significant operations other than the issuance of 2,500 shares each of Class A, Class B, Class C and Class Z for $100,000 on December 8, 1998 to Prudential Investments LLC ('PI' or 'Manager'). The Fund commenced investment operations on March 3, 1999.

      The Fund's investment objective is to seek long-term after-tax growth of capital. It invests in a portfolio of equity-related securities, such as common stock and convertible securities of U.S. companies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investment Management, Inc. ('PIM' or 'Subadviser'), in consultation with PI, to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value.

      Debt securities which mature in more than 60 days are valued at current market quotations. Debt securities which mature in 60 days or less are valued at amortized cost.

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on an identified cost basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Distributions from net investment income
and net capital gains, if any, are made annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Trust has a management agreement for the Fund with PI. Pursuant to a subadvisory agreement between PI and PIM, PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Trust, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
                                                                          27

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund up to and including $500 million and .60 of 1% of such assets in excess of $500 million.

      The Trust has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2002.

      PIMS has advised the Fund that it received approximately $32,200 and $25,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended April 30, 2002, it received approximately $293,300 and $10,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the period ended April 30, 2002, the amounts of the commitment were as follows: $930 million from September 14, 2001, through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Fund pays a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the amended SCA is May 2, 2003.

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund utilized the line of credit during the six months ended April 30, 2002. The average daily balance for 2 days the Fund had debt outstanding during the period was $4,766,000 at a weighted average interest rate of 2.47%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April 30, 2002, the Fund incurred fees of approximately $117,900 for the services of PMFS. As of April 30, 2002, approximately $19,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund paid networking fees to Prudential Securites, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was $29,000 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 were $103,156,900 and $131,423,237, respectively.

Note 5. Tax Information
For federal income tax purposes, the Fund had a capital loss carryforward at April 30, 2002 of approximately $59,753,600 of which $11,454,800 expires in 2007, $9,748,400 expires in 2008 and $38,550,400 expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of April 30, 2002 were as follows:

                                                            Total Net
                                                            Unrealized
   Tax Basis         Appreciation       Depreciation       Appreciation
----------------   ----------------   ----------------   ----------------
  $274,892,921       $41,589,406        $19,402,130        $22,187,276

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 2002, the Fund had a .03%
                                                                          29

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $219,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Banc of America Securities LLC, 1.93%, in the principal amount of $208,580,000, repurchase price $208,591,182, due 5/01/02. The value of the collateral including accrued interest was $212,751,600.

      JP Morgan, 1.93%, in the principal amount of $208,000,000, repurchase price $208,011,151, due 5/01/02. The value of the collateral including accrued interest was $212,160,879.

      UBS Warburg, 1.93%, in the principal amount of $208,000,000, repurchase price $208,011,151, due 5/01/02. The value of the collateral including accrued interest was $212,164,883.

      Goldman, Sachs & Co., 1.93% in the principal amount of $208,000,000, repurchase price $208,011,151 due 5/01/02. The value of the collateral including accrued interest was $212,160,000.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value. As of April 30, 2002, PI owned 2,500 shares each of Class A, Class B, Class C and Class Z shares.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2002:
Shares sold                                                     680,760    $   6,546,278
Shares reacquired                                            (1,141,016)     (11,043,355)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (460,256)      (4,497,077)
Shares issued upon conversion from Class B                      114,981        1,122,262
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (345,275)   $  (3,374,815)
                                                            -----------    -------------
                                                            -----------    -------------

    30

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   1,867,277    $  20,524,885
Shares reacquired                                            (2,393,103)     (25,290,368)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (525,826)      (4,765,483)
Shares issued upon conversion from Class B                      430,476        4,624,791
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (95,350)   $    (140,692)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                     661,991    $   6,298,138
Shares reacquired                                            (1,857,688)     (17,627,122)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,195,697)     (11,328,984)
Shares reacquired upon conversion into Class A                 (117,332)      (1,122,262)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,313,029)   $ (12,451,246)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   2,804,458    $  30,835,609
Shares reacquired                                            (3,327,093)     (33,960,401)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (522,635)      (3,124,792)
Shares reacquired upon conversion into Class A                 (436,803)      (4,624,791)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (959,438)   $  (7,749,583)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                     374,941    $   3,565,085
Shares reacquired                                            (1,394,249)     (13,237,509)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,019,308)   $  (9,672,424)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   1,727,494    $  18,654,913
Shares reacquired                                            (2,791,873)     (28,975,557)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,064,379)   $ (10,320,644)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                     207,482    $   2,031,657
Shares reacquired                                              (426,641)      (4,157,053)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (219,159)   $  (2,125,396)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   1,488,869    $  17,086,688
Shares reacquired                                            (1,470,094)     (15,999,972)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    18,775    $   1,086,716
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Financial Highlights (Unaudited)

                                                                     Class A
                                                               --------------------
                                                                    Six Months
                                                                      Ended
                                                                  April 30, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)]
Net asset value, beginning of period                                 $   9.06
                                                                   ----------
Income from investment operations
Net investment income                                                    0.01
Net realized and unrealized gain (loss) on investment
   transactions                                                          0.31
                                                                   ----------
   Total from investment operations                                      0.32
                                                                   ----------
Net asset value, end of period                                       $   9.38
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                         3.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 65,936
Average net assets (000)                                             $ 70,187
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.18%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.93%(c)
   Net investment income                                                 0.16%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 33%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for period of less than a full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the period.
(e) Less than $.005 per share.

    32                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                             Class A
-----------------------------------------------------------------
       Year Ended October 31,             March 3, 1999(a)
-------------------------------------          Through
      2001                 2000           October 31, 1999
-----------------------------------------------------------------
    $  12.41             $  11.27              $ 10.00
    --------             --------             --------
        0.02                   --(e)              0.01
       (3.37)                1.14                 1.26
    --------             --------             --------
       (3.35)                1.14                 1.27
    --------             --------             --------
    $   9.06             $  12.41              $ 11.27
    --------             --------             --------
    --------             --------             --------
      (26.99)%              10.12%               12.70%
    $ 66,778             $ 92,685              $78,169
    $ 81,887             $ 91,064              $66,701
        1.10%                1.09%                1.23%(c)
        0.85%                0.84%                0.98%(c)
        0.15%                0.03%                0.09%(c)
          73%                  94%                  67%

    See Notes to Financial Statements                                     33

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                               --------------------
                                                                    Six Months
                                                                      Ended
                                                                  April 30, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)]
Net asset value, beginning of period                                 $   8.89
                                                                   ----------
Income from investment operations
Net investment loss                                                     (0.03)
Net realized and unrealized gain (loss) on investment
   transactions                                                          0.32
                                                                   ----------
   Total from investment operations                                      0.29
                                                                   ----------
Net asset value, end of period                                       $   9.18
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                         3.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $139,681
Average net assets (000)                                             $150,565
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.93%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.93%(c)
   Net investment loss                                                  (0.59)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for period of less than a full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the period.

    34                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                             Class B
-----------------------------------------------------------------
       Year Ended October 31,             March 3, 1999(a)
-------------------------------------          Through
      2001                 2000           October 31, 1999
-----------------------------------------------------------------
    $  12.27             $  11.22             $   10.00
----------------     ----------------     -----------------
       (0.06)               (0.09)                (0.05)
       (3.32)                1.14                  1.27
----------------     ----------------     -----------------
       (3.38)                1.05                  1.22
----------------     ----------------     -----------------
    $   8.89             $  12.27             $   11.22
----------------     ----------------     -----------------
----------------     ----------------     -----------------
      (27.55)%               9.36%                12.20%
    $147,021             $214,700             $ 175,129
    $184,943             $205,175             $ 144,221
        1.85%                1.84%                 1.98%(c)
        0.85%                0.84%                 0.98%(c)
       (0.60)%              (0.72)%               (0.67)%(c)

    See Notes to Financial Statements                                     35

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                               --------------------
                                                                    Six Months
                                                                      Ended
                                                                  April 30, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)]
Net asset value, beginning of period                                 $   8.89
                                                                   ----------
Income from investment operations
Net investment loss                                                     (0.03)
Net realized and unrealized gain (loss) on investment
   transactions                                                          0.32
                                                                   ----------
   Total from investment operations                                      0.29
                                                                   ----------
Net asset value, end of period                                       $   9.18
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                         3.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 79,242
Average net assets (000)                                             $ 86,844
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.93%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.93%(c)
   Net investment loss                                                  (0.59)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for period of less than a full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the period.

    36                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                             Class C
-----------------------------------------------------------------
       Year Ended October 31,             March 3, 1999(a)
-------------------------------------          Through
      2001                 2000           October 31, 1999
-----------------------------------------------------------------
    $  12.27             $  11.22             $   10.00
----------------     ----------------     -----------------
       (0.06)               (0.09)                (0.05)
       (3.32)                1.14                  1.27
----------------     ----------------     -----------------
       (3.38)                1.05                  1.22
----------------     ----------------     -----------------
    $   8.89             $  12.27             $   11.22
----------------     ----------------     -----------------
----------------     ----------------     -----------------
      (27.55)%               9.36%                12.20%
    $ 85,848             $131,554             $ 110,895
    $109,346             $126,881             $  91,235
        1.85%                1.84%                 1.98%(c)
        0.85%                0.84%                 0.98%(c)
       (0.60)%              (0.72)%               (0.67)%(c)

    See Notes to Financial Statements                                     37

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                               --------------------
                                                                    Six Months
                                                                      Ended
                                                                  April 30, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)]
Net asset value, beginning of period                                 $   9.13
                                                                   ----------
Income from investment operations
Net investment income                                                    0.02
Net realized and unrealized gain (loss) on investment
   transactions                                                          0.32
                                                                   ----------
   Total from investment operations                                      0.34
                                                                   ----------
Net asset value, end of period                                       $   9.47
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                         3.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 11,894
Average net assets (000)                                             $ 13,700
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               0.93%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.93%(c)
   Net investment income                                                 0.41%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for period of less than a full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the period.

    38                                     See Notes to Financial Statements

       Prudential Tax-Managed Funds       Prudential Tax-Managed Equity Fund
             Financial Highlights (Unaudited) Cont'd.

                             Class Z
-----------------------------------------------------------------
       Year Ended October 31,             March 3, 1999(a)
-------------------------------------          Through
      2001                 2000           October 31, 1999
-----------------------------------------------------------------
    $  12.48             $  11.30             $   10.00
----------------     ----------------     -----------------
        0.04                 0.03                  0.02
       (3.39)                1.15                  1.28
----------------     ----------------     -----------------
       (3.35)                1.18                  1.30
----------------     ----------------     -----------------
    $   9.13             $  12.48             $   11.30
----------------     ----------------     -----------------
----------------     ----------------     -----------------
      (26.84)%              10.44%                13.00%
    $ 13,469             $ 18,167             $  13,653
    $ 18,523             $ 17,464             $  12,627
        0.85%                0.84%                 0.98%(c)
        0.85%                0.84%                 0.98%(c)
        0.39%                0.28%                 0.35%(c)

    See Notes to Financial Statements                                     39

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-----------------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series

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                               www.prudential.com    (800) 225-1852


Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
----------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
    Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
    Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with Prudential mutual funds.

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                                 www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

Prudential Tax-Managed Funds    Prudential Tax-Managed Equity Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                            www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PTMAX    74437B103
    Class B     PTMBX    74437B202
    Class C     PTMCX    74437B301
    Class Z     PTEZX    74437B400

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

PRUDENTIAL (LOGO)

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PTMAX    74437B103
    Class B     PTMBX    74437B202
    Class C     PTMCX    74437B301
    Class Z     PTEZX    74437B400

MF187E2    IFS-A071645

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.